Capital Group Conservative Equity ETF (CGCV)
Investment portfolio
August 31, 2026
unaudited

Common stocks 98.62% Information technology 24.72%	Shares	Value (000)
Microsoft Corp.	240,734	$122,122
Broadcom, Inc.	226,618	83,926
Cisco Systems, Inc.	526,044	58,123
Apple, Inc.	183,271	58,069
NVIDIA Corp.	183,966	40,616
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	88,724	36,849
Applied Materials, Inc.	62,100	28,466
Corning, Inc.	125,118	18,609
Amphenol Corp., Class A	113,385	17,977
Texas Instruments, Inc.	48,551	12,667
Accenture PLC, Class A	65,905	12,506
KLA Corp.	45,263	7,941
Oracle Corp.	47,208	7,040
		504,911
Health care 12.78%
Eli Lilly and Co.	58,879	68,107
AbbVie, Inc.	194,671	49,918
Johnson & Johnson	96,925	25,768
Abbott Laboratories	191,613	21,146
CVS Health Corp.	215,632	20,250
UnitedHealth Group, Inc.	46,991	18,299
Gilead Sciences, Inc.	116,204	17,005
Danaher Corp.	70,247	15,002
Thermo Fisher Scientific, Inc.	21,072	13,004
Amgen, Inc.	29,365	12,623
		261,122
Financials 12.20%
JPMorgan Chase & Co.	145,769	51,897
Wells Fargo & Co.	333,455	28,807
PNC Financial Services Group, Inc.	111,149	26,635
Progressive Corp.	108,117	23,578
Mastercard, Inc., Class A	37,871	22,318
BlackRock, Inc.	19,277	22,277
Chubb, Ltd.	52,595	17,809
Truist Financial Corp.	340,526	16,883
Marsh & McLennan Cos., Inc.	74,061	14,057
Morgan Stanley	62,045	13,235
Fidelity National Information Services, Inc.	285,581	11,643
		249,139
Industrials 11.52%
General Electric Co.	127,832	42,914
RTX Corp.	202,108	41,984
Union Pacific Corp.	111,203	33,435
Capital Group Conservative Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Carrier Global Corp.	567,036	$33,013
Automatic Data Processing, Inc.	88,520	25,331
Rolls-Royce Holdings PLC (ADR)	873,722	17,745
Stanley Black & Decker, Inc.	161,054	15,521
Watsco, Inc. (a)	35,146	10,889
Honeywell International, Inc.	42,735	9,125
Honeywell Aerospace Inc. (b)	34,030	5,381
		235,338
Consumer staples 10.58%
Philip Morris International, Inc.	362,528	67,901
Mondelez International, Inc., Class A	688,183	42,716
Coca-Cola Co.	395,997	35,113
British American Tobacco PLC (ADR)	473,172	26,294
Altria Group, Inc.	374,437	25,641
Procter & Gamble Co.	127,265	18,469
		216,134
Utilities 6.30%
CenterPoint Energy, Inc.	856,554	33,919
Dominion Energy, Inc.	417,358	27,550
DTE Energy Co.	147,122	19,954
Public Service Enterprise Group, Inc.	233,478	17,121
Constellation Energy Corp.	57,506	15,801
NextEra Energy, Inc.	173,415	14,279
		128,624
Consumer discretionary 6.12%
Starbucks Corp.	521,656	55,426
Home Depot, Inc.	113,149	37,093
McDonald’s Corp.	87,511	23,063
Royal Caribbean Cruises, Ltd.	35,027	9,413
		124,995
Energy 4.95%
ExxonMobil Holdings Corp.	241,193	38,820
TC Energy Corp. (CAD denominated)	346,441	21,692
EOG Resources, Inc.	110,150	15,968
Baker Hughes Co., Class A	212,577	13,509
ConocoPhillips	83,990	11,128
		101,117
Communication services 3.96%
Meta Platforms, Inc., Class A	74,524	42,653
Alphabet, Inc., Class A	112,622	38,218
		80,871
Materials 3.78%
Linde PLC	62,773	30,732
Air Products and Chemicals, Inc.	76,784	23,762
International Paper Co.	598,435	22,699
		77,193
Capital Group Conservative Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Real estate 1.71%	Shares	Value (000)
Welltower, Inc. REIT	93,716	$22,139
Prologis, Inc. REIT	91,092	12,746
		34,885
Total common stocks (cost: $1,850,093,000)		2,014,329
Short-term securities 1.29% Money market investments 1.29%
Capital Group Central Cash Fund 3.78% (c)(d)	264,116	26,409
Total short-term securities (cost: $26,408,000)		26,409
Total investment securities 99.91% (cost: $1,876,501,000)		2,040,738
Other assets less liabilities 0.09%		1,876
Net assets 100.00%		$2,042,614
Investments in affiliates (d)

	Value at 6/1/2026 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2026 (000)	Dividend or interest income (000)
Short-term securities 1.29%
Money market investments 1.29%
Capital Group Central Cash Fund 3.78% (c)	$40,334	$69,378	$83,303	$(1)	$1	$26,409	$290

(a)	All or a portion of this security was on loan.
(b)	Non-income producing.
(c)	Rate represents the seven-day yield at 8/31/2026.
(d)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Conservative Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Capital Group Conservative Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP1-315-1026
Capital Group Conservative Equity ETF — Page 5 of 5